Exhibit 10.1(b)

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 13, 2019, is entered into by and among MARKEL CORPORATION, a Virginia corporation (the “Borrower”), MARKEL BERMUDA LIMITED, a Bermuda company, MARKEL GLOBAL REINSURANCE COMPANY, a Delaware corporation, ALTERRA FINANCE LLC, a Delaware limited liability company, the Lenders (as hereinafter defined), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.
RECITALS

A.    The Credit Parties, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of April 10, 2019 (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.
B.    The Borrower has requested that the Lenders amend the Credit Agreement on the terms and conditions set forth herein.
STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

    1.1     Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms:

““Excluded Subsidiary” means Markel Ventures, Inc., a Virginia corporation, Markel CATCo Investment Management Ltd., a company organized under the laws of Bermuda, Nephila, Lodgepine Capital Management Limited, a company organized under the laws of Bermuda, and each other Subsidiary of the Borrower that:
(i) is a Pledged Subsidiary;
(ii) (x) is acquired or formed by the Borrower or a Subsidiary of the Borrower on or after the Closing Date, (y) is not, or is formed for the purpose of acquiring another Person that is not, primarily engaged in the property and casualty insurance or property and casualty insurance-related businesses, and (z) is designated as an Excluded Subsidiary in the first Officer’s Compliance Certificate furnished pursuant to Section 7.3(a) following its formation or acquisition; or
(iii) is a Subsidiary of any other Excluded Subsidiary.”

““Guarantor” means the Borrower (with respect to the Obligations of the other Account Parties).”
    1.2    Article XI of the Credit Agreement is hereby amended by adding the following new Section 11.24 at the end thereof:

“SECTION 11.24 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 11.24, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
ARTICLE II
RELEASE OF GUARANTY
    2.1     Alterra Finance LLC is hereby released from its obligations as a Guarantor under the Guaranty set forth in Article XII of the Credit Agreement.

ARTICLE III
CONDITIONS OF EFFECTIVENESS

    3.1     The amendments set forth in ARTICLE I (other than the amendment to the definition of “Guarantor”) shall become effective as of the date when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from the Credit Parties and the Required Lenders.

    3.2     The release set forth in ARTICLE II and the amendment to the definition of “Guarantor” shall become effective as of the date when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from the Credit Parties and each Lender.

ARTICLE IV

REPRESENTATIONS OF WARRANTIES

    4.1    Each Credit Party (solely as to itself and its Subsidiaries) represents and warrants to the Administrative Agent, the Issuing Lenders and the Lenders on and as of the date hereof, that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment, (iv) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct as of the date hereof except for those which expressly relate to an earlier date, (v) both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (vi) the Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims.

ARTICLE V

ACKNOWLEDGEMENT AND CONFIRMATION

    5.1     Each party to this Amendment hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms, as modified hereby, and shall not be discharged, diminished, limited or otherwise affected in any respect.

ARTICLE VI

MISCELLANEOUS

    6.1     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

    6.2    Loan Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

    6.3     Expenses. The Credit Parties shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

    6.4    Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

    6.5     Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

    6.6     Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

    6.7     Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic format with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

MARKEL CORPORATION

By: /s/ Jeremy A. Noble
Name: Jeremy A. Noble
Title: Senior Vice President and Chief Financial Officer

MARKEL BERMUDA LIMITED

By: /s/ April L. Duff
Name: April L. Duff
Title: Treasurer

MARKEL GLOBAL REINSURANCE COMPANY

By: /s/ April L. Duff
Name: April L. Duff
Title: Treasurer

ALTERRA FINANCE LLC

By: /s/ Jeremy A. Noble
Name: Jeremy A. Noble
Title: Chief Financial Officer and Treasurer

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, L/C Agent, Fronting Bank, Issuing
Lender and Lender

By: /s/ Jason Hafener
Name: Jason Hafener
Title: Managing Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By: /s/ John Modin
Name: John Modin
Title: Vice President & Managing Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By: /s/ Edward Turowski
Name: Edward Turowski
Title: Vice President & Managing Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Hector J. Varona
Name: Hector J. Varona
Title: Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK, formerly known as Branch
Banking and Trust Company and as successor by
merger to SunTrust Bank, as a Lender

By: /s/ Hays Wood
Name: Hays Wood
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Joshua Metcalf
Name: Joshua Metcalf
Title: VP

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By: /s/ Hema Kishnani
Name: Hema Kishnani
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

Capital One, National Association, as a Lender

By: /s/ Seth Meier
Name: Seth Meier
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

FRONT BANK, as a Lender

By: /s/ Leslie Wilson Cosper
Name: Leslie Wilson Cosper
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

The Bank of New York Mellon, as a Lender

By: /s/ Tatiana Ross
Name: Tatiana Ross
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT